Exhibit 10.1

Execution Version

FORBEARANCE AGREEMENT

WHEREAS, this forbearance agreement (this “Agreement”), dated as of January 30, 2026 (“Effective Date”), is made by and among (a) The Cannabist Company Holdings Inc. (“The Cannabist Company”), The Cannabist Company Holdings (Canada) Inc. (“The Cannabist Company Canada”) and each of their respective direct and indirect subsidiaries signatory hereto (together with The Cannabist Company and The Cannabist Company Canada, the “Companies” and each individually, a “Company Entity”); and (b) each beneficial holder of, and/or investment advisor or manager with investment discretion with respect to holdings in (i) the nine and one-quarter percent (9.25%) Senior Secured Notes due December 31, 2028, and (ii) the nine percent (9%) Senior Secured Convertible Notes due December 31, 2028 (together, the “Notes”) co-issued by The Cannabist Company and The Cannabist Company Canada pursuant to the amended and restated trust indenture dated May 29, 2025 (the “Original Indenture”) among The Cannabist Company, The Cannabist Company Canada and Odyssey Trust Company (the “Trustee”) and the first supplemental trust indenture dated as of May 29, 2025 (the “First Supplemental Indenture” together with the Original Indenture, as same may be further amended, restated or modified from time to time, the “Indenture”), that has executed and delivered counterpart signatures to this Agreement (each, a “Supporting Noteholder”, and, collectively, the “Supporting Noteholders”). The Trustee, the Companies and each Supporting Noteholder are referred to herein collectively as the “Parties” and individually as a “Party”.

AND WHEREAS, the Companies have requested that the Supporting Noteholders forbear from exercising rights and remedies under the Indenture (including, for the avoidance of doubt, the right to accelerate the outstanding Notes), for the period of time set forth herein and subject to the terms and conditions hereof, solely with respect to the failure of The Cannabist Company and the Cannabist Company Canada to pay interest on the Notes due December 31, 2025 (the “Specified Default”).

AND WHEREAS, the Supporting Noteholders are willing to, for the period of time set forth herein and subject to the terms and conditions hereof, forbear from, and refrain from instructing the Trustee to engage in, exercising certain rights, remedies, powers, privileges and defenses under the Indenture solely with respect to the Specified Default.

AND NOW THEREFORE, in consideration for the covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Section 1	DEFINITIONS

Except as otherwise defined in this Agreement, terms defined in the Indenture are used herein as defined therein. For purposes of this Agreement, the following terms shall have the following meanings:

“Cboe” means Cboe Canada Inc.

“Company Counsel” means Stikeman Elliott LLP and Weil, Gotshal & Manges LLP.

“Forbearance Termination Date” means the earliest to occur of (a) February 17, 2026 (or such later date as the Requisite Supporting Noteholders may agree in writing (including via email from the Noteholder Counsel)), (b) the occurrence of any Event of Default other than the Specified Default, (c) the date on which any breach of any of the conditions or agreements provided in this Agreement shall occur (it being agreed that the breach of any such condition or agreement shall constitute an immediate Event of Default under the Indenture without the requirement of any notice, demand, passage of time, presentment, protest or forbearance of any kind by any Party (all of which each Party waives)), and (d) the date on which any breach of any of representations, warranties, covenants, or conditions provided in any Indenture Document shall occur, to the extent such breach is not expressly related to the Specified Default.

“Governmental Entity” means any government, regulatory authority, governmental department, agency, commission, stock exchange, bureau, official, minister, court, board, tribunal or dispute settlement panel or other Law, rule or regulation-making organization or entity: (a) having or purporting to have jurisdiction on behalf of any nation, province, territory, state, municipality or any other geographic or political subdivision of any of them; or (b) exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, policy, regulatory, listing or taxing authority or power.

“Indenture Documents” means the Indenture, the Security Documents, the Consent Process Agreement to Certain Commitment Documentation and Asset Sale Process dated December 18, 2025, by and among the Companies and the Supporting Noteholder party thereto (“Sale Process Consent”), the Virginia Asset Sale Approval dated as of December 18, 2025, by and among the Companies and the Supporting Noteholder party thereto (the “VA Sale Consent”), and any other approval or consent to any asset sale by any Company Entity or any of its Subsidiaries memorialized in a separate approval agreement that is effectuated before the Forbearance Termination Date.

“Interest” means any equity interest in any Company Entity, including all ordinary shares, units, common stock, preferred stock, membership interest, partnership interest, profits interest or other instrument, evidencing any fixed or contingent ownership interest, whether or not transferable, including any option, warrant, or other right, contractual or otherwise, to acquire any such interest.

“Law” or “Laws” means any law, statute, order, decree, consent decree, judgment, rule, regulation, ordinance or other pronouncement having the effect of law whether in Canada, the United States or any other country, or any domestic or foreign state, county, province, city or other political subdivision or of any Governmental Entity, and includes any stock exchange requirement (including any requirement of Cboe).

“Noteholder Counsel” means Goodmans LLP and Feuerstein Kulick LLP.

“Requisite Supporting Noteholders” means Supporting Noteholders holding more than 50% of the outstanding principal amount of the Relevant Notes held by all Supporting Noteholders in the aggregate as of the applicable date of determination.

Section 2	ACKNOWLEDGMENTS

To induce the Supporting Noteholders to execute this Agreement, each of the Companies hereby acknowledges, stipulates, represents, warrants and agrees as follows:

(1)
the Specified Default constitutes a Default (i) that has occurred, remains uncured, has not been waived and is continuing as of the date of this Agreement or (ii) that, upon the expiration of the grace period provided therefor, shall constitute an Event of Default. Except for the Specified Default, to the knowledge of the Companies, no other Defaults or Events of Default have occurred and are continuing as of the date hereof. Except as expressly set forth in this Agreement, the agreements of the Supporting Noteholders hereunder to forbear in the exercise of their respective rights, remedies, powers, privileges and defenses under the Indenture in respect of the Specified Default during the Forbearance Period do not in any manner whatsoever limit any right of any of the Supporting Noteholders to insist upon strict compliance with this Agreement or Indenture Document during the Forbearance Period;

(2)
nothing has occurred that constitutes or otherwise can be construed or interpreted as a waiver of, or otherwise to limit in any respect, any rights, remedies, powers, privileges and defenses any of the Supporting Noteholders have or may have arising as the result of any Event of Default (including the Specified Default) that has occurred or that may occur under the Indenture, the Indenture Documents or applicable law. The Supporting Noteholders actions in entering into this Agreement are without prejudice to the rights of any Supporting Noteholder to pursue any and all remedies under the Indenture Documents pursuant to applicable law or in equity available to it in its sole discretion upon the termination (whether upon expiration thereof, upon acceleration or otherwise) of the Forbearance Period;

(3)
the obligations of the Companies under this Agreement of any nature whatsoever, whether now existing or hereafter arising, are hereby deemed to be “Obligations” for all purposes of the Indenture and the term “Obligations” when used in the Indenture shall include all such obligations hereunder;

(4)
default interest is due and owing on the Obligations and the Obligations shall continue to accrue interest at a rate that is one percent (1%) higher than the applicable rate on the Notes, in accordance with Section 4.6(b) of the Original Indenture and Section 2.7(2) of the First Supplemental Indenture;

(5)
each Supporting Noteholder has acted reasonably, in good faith, and in compliance with applicable law in connection with the negotiation and enforcement of the Indenture, the other Indenture Documents, and this Agreement; and

(6)	the Sale Process Consent and VA Sale Consent remain in full force and effect.

Section 3	LIMITED FORBEARANCE

(1)
Subject to the continuing effectiveness and enforceability of the Indenture Documents in accordance with their terms, for the period commencing on the Effective Date and ending automatically without any further notice on the Forbearance Termination Date (such period, the “Forbearance Period”), the Supporting Noteholders agree to forbear from exercising any of their rights and remedies solely with respect to an Event of Default arising from the Specified Default, including with respect to (i) an acceleration of the outstanding Notes under the Indenture; (ii) directing the Trustee to exercise any rights and remedies under the Indenture, the Security Documents or applicable law; (iii) the delivery of an Enforcement Request pursuant to the Indenture. Moreover, during the Forbearance Period, if any Holder or group of Holders attempts exercise rights or remedies solely with respect to an Event of Default arising from the Specified Default, including with respect to (a) an acceleration of the outstanding Notes under the Indenture; (b) directing the Trustee to exercise any rights and remedies under the Indenture, the Security Documents or applicable law; (c) the delivery of an Enforcement Request pursuant to the Indenture, the Supporting Noteholders shall (x) deliver a written notice and direction to the Trustee to not seek any rights or remedy or pursue any Enforcement Request; (y) take commercially reasonable actions in their power to cause such acceleration to be rescinded and cancelled, in each case, in accordance with the Indenture and at the sole expense of the Companies.

(2)
The Supporting Holders hereby request that during the Forbearance Period the Trustee not take, and direct the Trustee not to take, any remedial action solely with respect to the Specified Default. The parties hereto agree that this Agreement may be delivered to the Trustee on any date during the Forbearance Period, and that the Supporting Holders shall, upon reasonable request from the Company, provide such further direction to the Trustee as may be necessary to effectuate the intent of the foregoing.

Section 4	TERMINATION OF FORBEARANCE PERIOD

Upon the occurrence of the Forbearance Termination Date, the agreement of the Supporting Noteholders to comply with any of their obligations hereunder, including the agreement to forbear, shall automatically and without any further action or notice terminate and be of no force and effect; it being expressly agreed that the effect of the termination of the Forbearance Period will be to permit the Supporting Noteholders to exercise, or cause the exercise of, any rights, remedies, powers, privileges and defenses available to any of them under the Indenture or applicable law.

Section 5	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUPPORTING NOTEHOLDERS

(1)
Each Supporting Noteholder, severally and not jointly, hereby represents and warrants to the Companies and each other Party (and acknowledges that the Companies and each other Party are relying upon such representations and warranties) that as of the date hereof:

(a)
it is the beneficial holder of, or exercises control and direction and has voting and investment discretion over, the Notes in the principal amount(s) set forth on its signature page to this Agreement (the “Relevant Notes” and, together with all obligations owing in respect of the Relevant Notes, including accrued and unpaid interest and any other amount that such Supporting Noteholder is entitled to claim in respect of the Relevant Notes pursuant to the Indenture, the “Debt”) and owns no other Notes;

(b)	it has the authority and full power to vote (or direct the voting of), consent, approve changes to, and transfer all of its Debt;

(c)
this Agreement has been duly authorized, executed and delivered by it, and, assuming the due authorization, execution and delivery by the other Parties, this Agreement constitutes the legal, valid and binding obligation of such Supporting Noteholder, enforceable in accordance with its terms, subject to (i) Laws of general application and bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally and general principles of equity; and (ii) federal and state cannabis and related Laws in the United States;

(d)
unless it is an individual, it is duly organized and validly existing under the Laws of the jurisdiction of its organization and has all approvals necessary to execute and deliver this Agreement and to perform its obligations hereunder; and

(e)
the execution and delivery of this Agreement by it and the completion by it of the transactions contemplated herein do not and will not, to the best of its knowledge, violate or conflict with any judgment, order, notice, decree, statute, Law (excluding U.S. federal cannabis and related Laws), ordinance, rule or regulation applicable to such Supporting Noteholder or any of its Relevant Notes or result (with or without notice and/or the passage of time) in any violation, conflict or breach of, or constitute a default under, or require any consent to be obtained under, its certificate of incorporation, articles, bylaws or other organizational documents.

(2)
During the Forbearance Period, each Supporting Noteholder (severally and not jointly) hereby acknowledges, covenants and agrees, on behalf of itself and its controlled affiliates not to, directly or indirectly: (i) sell, assign, lend, pledge, hypothecate, dispose or otherwise transfer (in each case, a “Transfer”) any of its Relevant Notes or Debt (or permit any of the foregoing with respect to any of its Relevant Notes or Debt) or enter into any agreement, arrangement or understanding in connection therewith; provided, that, each Supporting Noteholder may Transfer some or all of its Relevant Notes to: (A) any Affiliate of, related fund of, or fund managed by or under common control with the Supporting Noteholder that is an accredited investor (provided that such Person executes a Joinder Agreement (as defined below)); (B) any other Supporting Noteholder; or (C) any other person that is an accredited investor; and such person agrees pursuant to a written joinder agreement in a form reasonably acceptable to the Companies (a “Joinder Agreement”) with the Companies to be bound by the terms of this Agreement with respect to the transferred Relevant Notes and Debt as a Supporting Noteholder and such duly executed Joinder Agreement is delivered to Company Counsel, and the Noteholder Counsel prior to consummation of such Transfer (a “Permitted Transferee”); provided that nothing in this Section 5(2) shall prohibit any pledge or hypothecation of Relevant Notes or Debt so long as such pledge or hypothecation does not adversely affect such Party’s ability to timely satisfy its obligations under this Agreement; or (ii) except as contemplated by this Agreement, deposit any of its Relevant Notes or Debt into a voting trust, or grant (or permit to be granted) any proxies or powers of attorney or attorney in fact, or enter into a voting agreement, understanding or arrangement, with respect to the voting of its Relevant Notes or Debt if such trust, grant, agreement, understanding or arrangement would in any manner restrict the ability of the Supporting Noteholder to comply with its obligations under this Agreement, including the obligations in this Section 5(2).

Section 6	COMPANIES’ COVENANTS, REPRESENTATIONS AND WARRANTIES

(1)
Each of the Companies (except if the representation or warranty is expressly applicable to The Cannabist Company or The Cannabist Company Canada only) hereby jointly and severally represents and warrants to each of the Supporting Noteholders (and each of the Companies acknowledges that each Supporting Noteholder is relying upon such representations and warranties) that as of the date hereof:

(a)
this Agreement has been duly authorized, executed and delivered by it, and, assuming the due authorization, execution and delivery by all other Parties, this Agreement constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to (i) Laws of general application and bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally and general principles of equity; and (ii) federal and state cannabis and related Laws in the United States;

(b)
it is duly organized and validly existing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(c)
the execution and delivery of this Agreement by it and the completion by it of the transactions contemplated herein do not and will not, to the best of its knowledge, violate or conflict with any judgment, order, notice, decree, statute, Law (excluding U.S. federal cannabis and cannabis-related Laws), ordinance, rule or regulation applicable to such Company Entity or any of their properties or assets or result (with or without notice or the passage of time) in a violation, conflict or breach of, or constitute a default under, or require any consent to be obtained under its certificate of incorporation, notice of articles, articles, bylaws or other organizational documents, as applicable; and

(d)
except for such representations and warranties that directly relate to the Specified Default, the representations and warranties set forth in the Indenture Documents are true and correct on the Effective Date, as if made on the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date).

(2)
The Companies shall use commercially reasonable efforts to deliver to Noteholder Counsel (i) any financial information, analyses, schedules, projections, reports, or other materials requested by Noteholder Counsel to evaluate the Companies’ liquidity, operations, compliance with this Agreement, and (ii) any additional financial or operational information of a similar nature reasonably requested by Noteholder Counsel. The provisions of this Section 6(2) shall be in addition to any other information sharing requirements the Companies may have under the Indenture Documents and this Agreement.

(3)
The Cannabist Company shall pay on a current basis and in cash all costs and expenses of the Noteholders pursuant to that (i) that certain Fee Letter dated as of October 23, 2025, by and among Feuerstein Kulick LLP and The Cannabist Company and (ii) that certain Fee Letter dated as of October 17, 2025 by and between Goodmans LLP and the Cannabist Company including all fees, disbursements and expenses of their respective legal and financial advisors incurred in connection with this Agreement, the transactions contemplated by this Agreement, the Indenture Documents and the Obligations thereunder, including but not limited to having paid all fees and expenses invoiced on or prior to February 6th, 2026 so that such fees have been paid in full by February 13th, 2026.

(4)
On or before February 6, 2026, the Companies shall deliver to Noteholder Counsel (i) a schedule disclosing all liabilities of each Company Entity and its subsidiaries, in excess of One Hundred Thousand Dollars ($100,000); and (ii) a list of all bank accounts and active deposit account control agreements. To the extent that Noteholder Counsel, acting reasonably, are not satisfied that the deposit account control agreements and other collateral documents are in compliance with the Indenture Documents, the Companies shall take all necessary steps, including all required perfection and priority steps with respect thereto, to comply with the Indenture Documents.

Section 7	CONDITIONS PRECEDENT

The effectiveness of this Agreement and the obligations of the Supporting Noteholders hereunder are subject to the satisfaction of the following conditions:

(1)	Receipt by Noteholder Counsel of counterparts of this Agreement executed by the Companies and Supporting Noteholders.

(2)	Payment of all outstanding fees and expenses of Noteholder Counsel and Ducera Partners, invoiced prior to the date hereof.

(3)	No Default or Event of Default other than the Specified Default shall have occurred and be continuing.

(4)
As of the Effective Date, the representations and warranties contained in Section 6 of this Agreement, the Indenture and in each other Indenture Document shall be true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

Section 8	NO WAIVER; RESERVATION OF RIGHTS

Each of the Supporting Noteholders has not waived, and is not waiving, by the execution of this Agreement, any Default or Event of Default (including the Specified Default) whether now existing or hereafter arising under the Indenture or any other Indenture Document, or its respective rights, remedies, powers, privileges and defenses arising as a result thereof or otherwise, and no failure on the part of the Supporting Noteholders to exercise and no delay in exercising, including without limitation the right to take any enforcement actions, and no course of dealing with respect to, any right, remedy, power, privilege or defense hereunder, under the Indenture, under any other Indenture Document, at law or in equity or otherwise, arising as the result of any Default or Event of Default (including the Specified Default) whether now existing or hereafter arising under the Indenture or any other Indenture Document or the occurrence thereof or any other action by the Companies and no acceptance of partial performance or partial payment by the Supporting Noteholders, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, privilege or defense hereunder, under the Indenture, any other Indenture Document, at law, in equity or otherwise, preclude any other or further exercise thereof or the exercise of any other right, remedy, power, privilege or defense nor shall any failure to specify any Default or Event of Default in this Agreement constitute any waiver of such Default or Event of Default. The rights, remedies, powers, privileges and defenses provided for herein, in the Indenture, and in all other Security Documents are cumulative and, except as expressly provided hereunder, may be exercised separately, successively or concurrently at the sole discretion of the Supporting Noteholders, and are not exclusive of any rights, remedies, powers, privileges and defenses provided at law, in equity or otherwise, all of which are hereby expressly reserved.

Section 9	RELEASE

Each Company Entity, on behalf of itself, its Subsidiaries and Affiliates, and each of their successors, representatives, assignees and, whether or not claimed by right of, through or under any Company Entity, past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby fully, finally, and forever remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Supporting Noteholders (solely in their capacity as such), and the Supporting Noteholder’s respective successors, representatives, assignees and past, present and future employees, agents, representatives, officers, directors, members, managers, principals, affiliates, shareholders, trustees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter, and in each case, solely in their capacity as such, the “Holder Parties”), from any and all manner of action and actions, cause and causes of action, claims, defenses, rights of setoff, charges, demands, counterclaims, suits, debts, obligations, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under the Bankruptcy Law or Title 11 of the United States Code and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Holder Parties, whether held in a personal or representative capacity, and which are based on any act, circumstance, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with, in respect of or relating to the Indenture or any other Indenture Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”).

Section 10	CONFIRMATION OF GUARANTY AND COLLATERAL DOCUMENTS

Each of the Companies, on behalf of itself and the Guarantors, (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Indenture and the other Indenture Documents to which it is a party and (b) agrees that (i) each Indenture Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Holders. Each of the Companies, on behalf of itself and its Guarantors, hereby confirms and ratifies all of its obligations and the Liens granted by it under the Indenture, Security Documents and other collateral documents to which it is a party and confirms that all references in the Security Documents and other collateral documents to the Indenture. Each of the Companies hereby confirms that it consents to the terms and conditions of this Agreement and the transactions contemplated hereby.

Section 11	CONFIDENTIALITY AND DISCLOSURE

Notwithstanding anything to the contrary in this Agreement, no information with respect to the principal amount of Relevant Notes and Debt in relation to the Company held or managed by any individual Supporting Noteholder or the identity of any individual Supporting Noteholder shall be disclosed by the Companies or any of their respective subsidiaries or Affiliates, without the prior written consent of each such Supporting Noteholder, provided, however, that such information may be disclosed: (i) to the directors, executives, senior management, auditors, employees, financial advisors and legal advisors (collectively, its “Representatives”) of the Companies, provided that each such Representative, (A) needs to know such information, (B) is informed of this confidentiality provision and the confidential nature of such information, and (C) agrees to act in accordance with the terms of this confidentiality provision; and (ii) in response to, and to the extent required (as determined by such Company Entity following advice of such Company Entity’s legal counsel) by applicable Law, by any stock exchange rules on which any of its securities or those of any of its Affiliates are traded, by any Governmental Entity or by any subpoena or other legal process, including, without limitation, by any court of competent jurisdiction or applicable rules, regulations or procedures of a court of competent jurisdiction; provided that, if it or any of its Representatives is required to disclose the identity or specific holdings of the Supporting Noteholder in the manner set out in the preceding sentence, such Company Entity shall provide the applicable Supporting Noteholder with prompt written notice of any such requirement (including a written copy of the proposed disclosure), to the extent permissible under the circumstances, and such Company Entity shall reasonably cooperate with such Supporting Noteholder (at such Company Entity’s sole expense) in seeking a protective order or other appropriate remedy or waiver of compliance with such requirement; provided further that: (x) the principal amount of Relevant Notes held collectively by all Supporting Noteholders in the aggregate from time to time may be set out in any public disclosure, including, without limitation, press releases and court materials, produced by the Companies, all in form and substance satisfactory to The Cannabist Company and the Requisite Supporting Noteholders, and (y) the Companies may disclose the identity of a Supporting Noteholder in any action to enforce this Agreement against such Supporting Noteholder (and only to the extent necessary to enforce this Agreement against such Supporting Noteholder). The Supporting Noteholders acknowledge that The Cannabist Company may file a Current Report on Form 8-K, disclosing the material terms hereof and including this Agreement as an exhibit thereto, with the Securities and Exchange Commission and may file corresponding filings in other jurisdictions, and shall consult with the Noteholder Counsel regarding the contents thereof.

Section 12	FURTHER ASSURANCES

Each Party shall take all such actions as are commercially reasonable, deliver to the other Parties such further information and documents and execute and deliver to the other Parties such further instruments and agreements as another Party shall reasonably request to give effect to this Agreement provided for in this Agreement, to accomplish the purpose of this Agreement or to assure to the other Parties of the benefits of this Agreement, in all such cases at the Companies’ expense.

Section 13	MISCELLANEOUS

(1)	The headings in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

(2)	Unless the context otherwise requires, words importing the singular shall include the plural and vice versa and words importing any gender shall include all genders.

(3)	This Agreement constitutes the entire agreement and supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.

(4)
This Agreement may be modified, amended or supplemented as to any matter in writing (which may include e-mail) by The Cannabist Company and the Requisite Supporting Noteholders. The Trustee hereby acknowledges that the Requisite Supporting Noteholders have the right to direct the Trustee with respect to any such amendment or modification, subject to the terms of the Indenture).

(5)
Any Person signing this Agreement in a representative capacity (a) represents and warrants that he/she is authorized to sign this Agreement on behalf of the Party he/she represents and that his/her signature upon this Agreement will bind the represented Party to the terms hereof, and (b) acknowledges that the other Parties hereto have relied upon such representation and warranty.

(6)	The agreements, representations and obligations of the Supporting Noteholders under this Agreement are, in all respects, several and not joint and several.

(7)
This Agreement shall be governed by, construed and interpreted in accordance with the Laws of the Province of Ontario and the federal Laws of Canada applicable therein (excluding any conflict of laws rule or principle which might refer such construction to the Laws of another jurisdiction) and all actions or proceedings arising out of or relating to this Agreement shall be heard and determined exclusively by the court.

(8)
It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement and each non-breaching Party shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy of any such breach, including an order by a court of competent jurisdiction requiring any Party to comply promptly with any of such obligations.

(9)
Unless expressly stated otherwise herein, (a) this Agreement is intended to solely bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives, and (b) no other person or entity shall be a third-party beneficiary hereof.

(10)	Companies may not assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other Parties hereto.

(11)
If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions, including terms, covenants and restrictions, of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the Parties shall negotiate in good faith to modify this Agreement to preserve each Party’s anticipated benefits under this Agreement.

(12)
This Agreement may be executed (including by electronic means) in any number of counterparts, each of which (including any electronic transmission of an executed signature page), is deemed to be an original, and such counterparts together constitute one and the same agreement.

Section 14	RELATIONSHIPS AMONG THE PARTIES

Notwithstanding anything contained in this Agreement to the contrary, (a) the duties and obligations of the Supporting Noteholders under this Agreement shall be several and not joint and several, (b) no Supporting Noteholder shall have any responsibility by virtue of this Agreement for any trading by any other Person, (c) no prior history, pattern or practice of sharing confidences among or between any of the Parties shall in any way affect or negate this Agreement, and (d) none of the Supporting Noteholders shall have any fiduciary duty, any duty of trust or confidence in any form or other duties or responsibilities in any kind or form to each other, the Companies or any of the Companies’ other creditors or stakeholders, including as a result of this Agreement or the transactions contemplated herein or in any exhibit hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

THE CANNABIST COMPANY HOLDINGS INC.

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

THE CANNABIST COMPANY HOLDINGS (CANADA) INC.

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

PATRIOT CARE CORP.

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CURATIVE HEALTH LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

Signature Page to Agreement

COLUMBIA CARE DC LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

MISSION BAY, LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CCUT PHARMACY LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

COLUMBIA CARE PENNSYLVANIA LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

Signature Page to Agreement

COLUMBIA CARE INDUSTRIAL HEMP LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CURATIVE HEALTH CULTIVATION LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

COLUMBIA CARE NY LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

FOCUSED HEALTH LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

COLUMBIA CARE NEW JERSEY LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

Signature Page to Agreement

COLUMBIA CARE WV INDUSTRIAL HEMP LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CCPA INDUSTRIAL HEMP LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CC OH REALTY LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CCF HOLDCO LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

CC CALIFORNIA LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

Signature Page to Agreement

COLUMBIA CARE MD LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

COLUMBIA CARE DE MANAGEMENT LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

COLUMBIA CARE DELAWARE, LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

COLUMBIA CARE LLC

By:	(signed) "David Hart"
	Name:	David Hart
	Title:	CEO

I have authority to bind the corporation

Signature Page to Agreement

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:

Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:
Name:
Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:

By:
Name:
Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:

By:
Name:
Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:
Name:
Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:
Name:
Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

Name of Supporting Noteholder:

By:
Name:
Title:

I have authority to bind the corporation

Jurisdiction of residence for legal purposes:
Email:
Email:

Address:

Holdings:

Schedule I

Liabilities

[Companies to provide]